                                                                    EXHIBIT 99.2


                     [CITIZENS & NORTHERN CORPORATION LOGO]

                         90-92 Main Street, P.O. Box 58
                               Wellsboro, PA 16901
                    Phone: (570) 724-3411 Fax: (570) 723-8097
         E-Mail: cnemail@cnbankpa.com      Web Page: http://www.cnbankpa.com
                               Stock Symbol: CZNC
Chartered 1864
                                                  FEDERAL DEPOSIT INSURANCE CORP


SEPTEMBER 30, 2005              QUARTERLY REPORT

Dear Shareholder:

The third quarter was an active one for your company. Our long-anticipated acquisition of Canisteo Valley Corporation and its subsidiary First State Bank was completed. We are pleased to welcome the employees, directors and clients of First State to the C&N family. Our market expansion in Lycoming County continues as evidenced by the August opening of the Jersey Shore office and the October ground breaking for the Old Lycoming office, which we plan to open in the first quarter of 2006.

In response to the Hurricane Katrina disaster, C&N helped raise over $50,000, which was contributed to the American Red Cross for victim relief.

Our 2006 Calendar will be available in our offices shortly. The calendar features fabulous seasonal scenes of our market area taken by talented local photographers. Some would say the calendar is a work of art.

The financial results for the year-to-date evidence the narrowing of the interest rate spreads and the increased costs associated with our expansion efforts and the core operating system that was installed in the fourth quarter of 2004. Those increased costs are investments in the future prosperity of C&N. The acquisition of First State Bank is accounted for in the third quarter's financial report. While total assets are up 4.2% compared to the same period last year with loans up 12.9% and deposits and repo sweeps up 12.5%, net income is down by 8.5%. Trust Assets Under Management have increased by nearly 13% to over $400 million.

Our stock share price has been quite volatile since we listed on the NASDAQ. We believe that some of the volatility was driven by our entry into the Russell 2000. The board of directors declared a 23-cent quarterly dividend for the third quarter, a 4.5% increase over last year.

We believe that your company is well positioned for future growth in its market area and we look forward to the opportunities and challenges that lie ahead.



                                        Craig G. Litchfield
                                        Chairman, President & CEO

                         CITIZENS & NORTHERN CORPORATION
                               BOARD OF DIRECTORS

                    Craig G. Litchfield Chairman of the Board

      Dennis F. Beardslee                                  Leo F. Lambert
      R. Robert DeCamp                                     Edward L. Learn
      Jan E. Fisher                                        Edward H. Owlett, III
      R. Bruce Haner                                       Leonard Simpson
      Susan E. Hartley                                     James E. Towner
      Karl W. Kroeck                                       Ann M. Tyler
                    DIRECTORS EMERITI
      F. David Pennypacker

                                         OFFICERS
      Craig G. Litchfield                Chairman, President and Chief Executive
                                         Officer
      Mark A. Hughes                     Treasurer
      Kathleen M. Osgood                 Corporate Secretary

                            CITIZENS & NORTHERN BANK
                                     OFFICES
      428 S. Main Street, ATHENS, PA 18810570-888-2291
      111 Main Street, DUSHORE, PA 18614 570-928-8124
      Main Street, EAST SMITHFIELD, PA 18817 570-596-3131
      104 Main Street, ELKLAND, PA 16920 814-258-5111
      230-232 Railroad Street, JERSEY SHORE, PA 17740 570-398-4555 102 E. Main Street, KNOXVILLE, PA 16928 814-326-4151
      Main Street, LAPORTE, PA 18626 570-946-4011
      Main Street, LIBERTY, PA 16930 570-324-2331
      1085 S. Main Street, MANSFIELD, PA 16933 570-662-1111
      Route 220, MONROETON, PA 18832 570-265-2157
      3461 Rte.405 Highway, MUNCY, PA 17756 570-546-6666
      Thompson Street, RALSTON, PA 17763 570-995-5421
      503 N. Elmira Street, SAYRE, PA 18840 570-888-2220
      2 E. Mountain Ave., SO. WILLIAMSPORT, PA 17702 570-601-3016
      41 Main Street, TIOGA, PA 16946 570-835-5236
      428 Main Street, TOWANDA, PA18848570-265-6171
      Court House Square, TROY, PA 16947 570-297-2159
      90-92 Main Street, WELLSBORO, PA 16901 570-724-3411
      130 Court Street, WILLIAMSPORT, PA 17701 570-320-0100
      Route 6, WYSOX, PA 18854 570-265-9148

              TRUST & FINANCIAL MANAGEMENT GROUP
      90-92 Main Street, WELLSBORO, PA 16901800-487-8784
      428 Main Street, TOWANDA, PA 18848888-987-8784
      503 N. Elmira Street, SAYRE, PA 18840888-760-8192
      3461 Rte 405 Highway, MUNCY, PA 17756570-546-6666
      130 Court Street, WILLIAMSPORT, PA 17701 570-601-6000

ACCOUNT SERVICES - 90-92 Main St, Wellsboro, PA 16901 800-726-2265
BANKCARD SERVICES - 11822 Route 6, Wellsboro PA 16901 800-676-6639
FUNDS MANAGEMENT - 90-92 Main St., Wellsboro, PA 16901800-577-9397
                              www.fmt@cnbankpa.com
INTERNET BANKING - 90-92 Main St., Wellsboro, PA 16901570-724-0266
                                www.cnbankpa.com
C&N FINANCIAL SERVICES CORPORATION - 68 Main Street, Wellsboro, PA 866-ASK-CNFS
                           www.cnfinancialservices.com

                           CANISTEO VALLEY CORPORATION
                 3 Main Street, Canisteo, NY 14823          607-698-4295

                                FIRST STATE BANK
                                     OFFICES
      3 Main Street, CANISTEO, NY 14823                     607-698-4295
      111 Main Street, HORNELL, NY 14843                    607-324-4081
                               www.fsbcanisteo.com

CONSOLIDATED STATEMENT OF INCOME
(In Thousands, Except Per Share Data)   (Unaudited)

                                                           3 MONTHS ENDED                    9 MONTHS ENDED
                                                                 SEPT                              SEPT
                                                          2005            2004            2005              2004
                                                        (CURRENT)      (PRIOR YR)       (CURRENT)        (PRIOR YR)
                                                      ------------     ----------       ----------       -----------
Interest and Dividend Income                          $   15,571       $   14,573       $   45,172       $   42,931
Interest Expense                                           6,426            5,665           18,538           16,861
-------------------------------------------------------------------------------------------------------------------

Interest Margin                                            9,145            8,908           26,634           26,070
Provision for Loan Losses                                    375              350            1,125            1,050
-------------------------------------------------------------------------------------------------------------------
Interest Margin After Provision for Loan Losses            8,770            8,558           25,509           25,020
Other Income                                               2,149            1,627            5,741            5,107
Realized Gains on Securities, Net                            393              459            2,388            1,744
Other Expenses                                             7,303            6,738           21,604           19,255
-------------------------------------------------------------------------------------------------------------------

Income Before Income Tax Provision                         4,009            3,906           12,034           12,616
Income Tax Provision                                         722              501            2,154            1,816
-------------------------------------------------------------------------------------------------------------------

NET INCOME                                            $    3,287       $    3,405       $    9,880       $   10,800
===================================================================================================================

PER SHARE DATA (**):
Net Income - Basic                                    $     0.40       $     0.42       $     1.20       $     1.32
Net Income - Diluted                                  $     0.40       $     0.41       $     1.19       $     1.31
Dividend Per Share                                    $     0.23       $     0.22       $     0.69       $     0.66
Number Shares Used in Computation - Basic              8,215,365        8,182,851        8,206,438        8,186,014
Number Shares Used in Computation - Diluted            8,283,770        8,226,968        8,270,940        8,235,179



CONSOLIDATED BALANCE SHEET
(In Thousands, Except Per Share Data)    (Unaudited)

                                                                                    SEPT. 30,          SEPT. 30,
                                                                                      2005               2004
                                                                                    ---------          ---------
ASSETS
Cash & Due from Banks                                                               $ 31,833           $ 14,282
Available-for-Sale Securities                                                        449,059            499,572
Loans, Net                                                                           637,646            564,867
Intangible Assets                                                                      3,470                  -
Other Assets                                                                          61,591             56,712
----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                      $1,183,599         $1,135,433
================================================================================================================

LIABILITIES
Deposits                                                                           $ 753,008          $ 672,875
Repo Sweep Accounts                                                                   29,805             22,961
----------------------------------------------------------------------------------------------------------------
     Total Deposits and Repo Sweeps                                                  782,813            695,836
Borrowed Funds                                                                       258,499            298,191
Other Liabilities                                                                     10,819             12,402
----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  1,052,131          1,006,429
----------------------------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY
Shareholders' Equity, Excluding Net Unrealized
  Gains/Losses on Available-for sale Securities                                      125,958            118,769
Net Unrealized Gains/Losses on Available-
  for-sale Securities (*)                                                              5,510             10,235
----------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                                           131,468            129,004
----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                          $1,183,599         $1,135,433
================================================================================================================

CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data)
(Unaudited)

                                                                9 MONTHS ENDED                   %
                                                                    SEPT.                     INCREASE
                                                             2005           2004             (DECREASE)
                                                          ----------      ---------          --------
EARNINGS PERFORMANCE
Net Income                                                $    9,880      $   10,800           -8.52%
Return on Average Assets                                        1.16%           1.30%          -10.77%
Return on Average Assets,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                        1.17%           1.32%          -11.36%
Return on Average Equity                                        9.92%          11.28%          -12.06%
Return on Average Equity,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                       10.60%          12.33%          -14.03%

BALANCE SHEET HIGHLIGHTS
Total Assets                                              $ 1,183,599     $ 1,135,433            4.24%
Available-for-Sale Securities                                 449,059         499,572          -10.11%
Loans (Net)                                                   637,646         564,867           12.88%
Allowance for Loan Losses                                       7,643           6,570           16.33%
Deposits and Repo Sweep Accounts                              782,813         695,836           12.50%
Trust Assets Under Management                                 404,899         358,349           12.99%

SHAREHOLDERS' VALUE (PER SHARE) (**)
Net Income - Basic                                           $   1.20        $   1.32           -9.09%
Net Income - Diluted                                         $   1.19        $   1.31           -9.16%
Dividends                                                    $   0.69        $   0.66            4.55%
Book Value                                                  $   15.99       $   15.76            1.46%
Book Value, Excluding Unrealized
  Gains/Losses on Available-for-
  sale Securities (***)                                     $   15.32       $   14.51            5.58%
Market Value (Last Trade)                                   $   26.70       $   25.00            6.80%
Market Value /  Book Value                                    166.98%         158.63%            5.26%
Market Value /  Book Value,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                      174.28%         172.29%            1.16%
Price Earnings Multiple                                         16.69           14.20           17.54%
Dividend Yield                                                  3.45%           3.52%           -1.99%

SAFETY AND SOUNDNESS
Tangible Equity / Tangible Assets,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                       10.45%          10.61%           -1.43%
Nonperforming Assets / Total Assets                             0.63%           0.67%           -5.97%
Allowance for Loan Losses / Total Loans                         1.18%           1.15%            2.61%
Risk Based Capital Ratio                                       17.44%          18.92%           -7.82%

AVERAGE BALANCES
Average Assets                                            $ 1,136,301     $ 1,107,753            2.58%
Average Assets, Excluding
  Unrealized Gains/Losses on
  Available-for-sale Securities                             1,123,462       1,091,299            2.95%
Average Equity                                                132,788         127,687            3.99%
Average Equity, Excluding
  Unrealized Gains/Losses on
  Available-for-sale Securities                               124,307         116,828            6.40%

(*) Net unrealized gains/losses on available-for-sale securities are presented as "Accumulated Other Comprehensive Income" in the annual and quarterly financial statements filed with the Securities and Exchange Commission.

(**) For purposes of per share calculations, the market value and number of outstanding shares have been retroactively adjusted for the effects of 1% stock dividends issued in January of each year presented.

(***) Generally accepted accounting principles ("GAAP") require that available-for-sale securities be reported at fair value, with unrealized gains and losses excluded from earnings and reported separately through shareholders' equity, net of tax. Management believes there is an inherent mismatch between the income statement and balance sheet related to unrealized gains/losses that may create a material inconsistency in the calculation of earnings-based ratios. Further, the amount of unrealized gains or losses may vary widely from period-to-period, depending on the financial markets as a whole and interest rate movements. Therefore, management has provided these "non-GAAP" ratios because we believe they provide meaningful information for evaluating the Corporation's financial position and results of operations.